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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use by the Commission
[ ] Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                               Nations Funds Trust

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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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                                           [LOGO] 2002 Shareholder Proxy
                                                  Your Investment . Your Right .
                                                  Your Vote


                                                       Questions and answers for
                                                      Nations Funds shareholders







                                                            [LOGO] Nations Funds

Your vote matters

It's your right--and your responsibility as a shareholder

Nations Funds is asking shareholders to vote on the 2002 proxy. You, along with more than one million other account owners, representing over $125 billion in assets as of December 31, 2001, are receiving proxy packages.

The Nations Funds 2002 proxy is an important initiative that can only succeed with your participation. Please fulfill your responsibility to your fellow shareholders by exercising your right to vote.

Questions and answers about your proxy vote:
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1.  Who is asking for my vote?
    The Boards of Directors/Trustees of the Nations Funds family are asking for your vote on proposals that will be decided on at the funds' shareholder meetings on March 27, 2002. Approval of these proposals requires a shareholder vote.

2. Do the Boards of Directors/Trustees recommend that I vote a certain way? The Boards of Directors/Trustees unanimously recommend that you vote FOR all of the proposals, which they believe are in the best interests of the funds and the funds' shareholders.

3.  Who is eligible to vote?
    Any shareholder of record as of December 27, 2001 is eligible to vote at the shareholder meetings, or at any adjournment of the meetings. For each proposal that affects your fund(s), you have the right to cast one vote for each share you own.

4.  What am I voting on?
    Each fund's proxy will contain different proposals. In general, the proposals are designed to streamline the funds' operations by taking advantage of enhanced processes and/or economies of scale. For details about the specific issues related to the enclosed proxy, please refer to the back page of this document.

5. If I own shares of more than one fund, will I receive a proxy card for each fund?
    Yes, you will receive a proxy card for each fund you own. If you own more than one fund, Nations Funds, to the extent possible, has tried to send all of your proxies in one package to help minimize mailing costs. Because of staggered mailing schedules, however, you may receive more than one package. In any event, it's vital that you vote every proxy card you receive.

6.  How do I vote?
    For your convenience, you have three choices, as explained in the enclosed proxy materials. You can vote:
    .   On the Internet
    .   By making a toll-free telephone call
    . By completing and signing your proxy card and mailing it back in the postage-paid envelope provided

    Complete voting instructions are included in this package. You may also attend the shareholder meetings in person.

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 7.  How will votes be recorded?
     If you vote online or by phone, your votes will be confirmed and posted immediately. If you return your proxy card by mail, your votes will be recorded as specified for each proposal, as long as your votes are received before the fund's shareholder meeting. Please note: If you sign and date the proxy card without indicating your vote, your shares will be voted FOR all of the proposals.

 8.  What happens if I don't vote?
     It's vital that you do vote. If there aren't enough votes to conduct a shareholder meeting for a fund, the meeting will have to be adjourned to a later date, and shareholders who failed to vote the first time will need to be solicited again. This process may have to be repeated if not enough votes are received the second time around (i.e., it's possible for a fund to adjourn its meeting more than once, a costly undertaking). Remember, proxy mailings are generally a fund expense, and so are follow-up mailings and solicitations. By voting -- and voting promptly -- you may help keep your fund's expenses down.

 9.  How can I find out more about the funds?
     If you would like copies of any Nations Funds mutual fund prospectus, annual or semiannual report, simply contact your investment professional or call toll free 1.800.653.9427. You may also visit Nations Funds online at www.nations-funds.com.

10. Is there a phone number I can call if I have questions about the proxy? You may call Nations Funds toll free at 1.800.653.9427.

Your vote counts! Please join your fellow shareholders in voting your proxies now. Thank you for your business and continued support.

Proxy overview

The proposal you are voting on:

Reorganization of your fund into another Nations Fund that is similarly managed

This proposal affects the following funds:

 . Nations Aggressive Growth Fund
 . Nations Blue Chip Fund
 . Nations Capital Growth Fund
 . Nations Convertible Securities Fund
 . Nations Equity Income Fund
 . Nations Georgia Intermediate Municipal Bond Fund
 . Nations Georgia Municipal Bond Fund
 . Nations Maryland Intermediate Municipal Bond Fund
 . Nations Maryland Municipal Bond Fund
 . Nations North Carolina Intermediate Municipal Bond Fund
 . Nations North Carolina Municipal Bond Fund
 . Nations South Carolina Intermediate Municipal Bond Fund
 . Nations South Carolina Municipal Bond Fund
 . Nations Strategic Growth Fund
 . Nations Tennessee Intermediate Municipal Bond Fund
 . Nations Tennessee Municipal Bond Fund
 . Nations Texas Intermediate Municipal Bond Fund
 . Nations Texas Municipal Bond Fund
 . Nations Virginia Intermediate Municipal Bond Fund
 . Nations Virginia Municipal Bond Fund

To streamline the Nations Funds product line
The purpose of this proposal is to reorganize several funds within the Nations Funds family into other Nations Funds mutual funds. Combining funds with similar investment objectives and strategies should create potential economies of scale by eliminating certain duplicative costs associated with maintaining those funds as separate series, and by spreading the remaining costs over a larger, combined asset base.

To establish the reorganized mutual funds under a Delaware business trust
A company's or business trust's charter document describes how its funds conduct business and how they are governed. Currently, most Nations Funds mutual funds are registered either as a Massachusetts business trust or as a Maryland corporation. By combining the funds under a Delaware business trust structure, the funds generally should be able to provide greater flexibility and efficiency in certain corporate and organizational matters. These efficiencies include, but are not limited to, potential savings in accounting, legal, filing and registration costs.

How are shareholders affected by this proposal?

Potential for long-term efficiencies
Approval of this proposal would enable Nations Funds to reduce the number of registered investment companies within the Nations Funds family, which offers potential efficiencies and benefits over the long term.

No disruption to existing service levels
Most of the changes resulting from the proxy vote will be transparent to shareholders. Although investment objectives and strategies of the funds being combined are different, total fund expenses (after waivers and/or reimbursements), fund managers and service providers will also generally remain the same.

With regard to shareholders of Nations long-term state municipal bond funds, reorganization into intermediate-term state municipal bond funds will result in lower total fund expenses (after waivers and/or reimbursements).

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.

Voting instructions
Three easy ways to cast your vote

Now that you've read through the proxy materials, it's time to vote. For speed and convenience, we're offering a choice of three voting methods: Internet, phone or mail. Votes cast online or by telephone are confirmed and tallied immediately, and there's no need to mail back your proxy card(s).

[LOGO] 2002 Shareholder Proxy
       Your Investment . Your Right . Your Vote

On the Internet

 1. Go to www.proxyvote.com.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the instructions on the Web site to complete your vote.

By phone

 1. Call the toll-free number shown on your proxy ballot.
 2. Enter the 12-digit control number that appears on your proxy card.
 3. Follow the recorded instructions.

By mail

 1. Complete and sign the proxy card.
 2. Mail it in the postage-paid return envelope provided.

Remember, your vote is important. Please vote now.

It's your investment -- and your right.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Banc of America Advisors, LLC, an affiliate of Bank of America Corporation, performs investment advisory and other services for Nations Funds, and receives fees for such services. Member NASD, SIPC.


[LOGO] Nations Funds

VOTECARD_BEN
211912 (01/02)